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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): SEPTEMBER 30, 1999
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)


            DELAWARE                                                 333-74901                                      25-1824148
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(State or other jurisdiction of                               (Commission File Number)                           (I.R.S. Employer
 incorporation or organization)                                                                               Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                                                               18901
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(Address of principal executive offices)                                                                            (Zip Code)
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Registrant's telephone number, including area code: (215) 345-6600
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         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Exhibits

Exhibit 99.1   Servicer Report for month ending September 30, 1999, payment date
               October 13, 1999






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables Corp. VIII
                                                --------------------------
                                                       (Registrant)


Dated: October 19, 1999                      By: /s/ Steven R. Garfinkel
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                                                Steven R. Garfinkel
                                                Executive Vice President and
                                                Chief Financial Officer


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